UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2020

Legg Mason, Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-8529	52-1200960
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 International Drive, Baltimore, MD 21202

(Address of principal executive office, including zip code)

Registrant’s telephone number, including area code: (410) 539-0000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.10 par value	LM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Items.

On February 18, 2020, Legg Mason, Inc., a Maryland corporation (the “Company” or “Legg Mason”) and Franklin Resources, Inc., a Delaware corporation (“Franklin”) issued a joint press release announcing the execution of an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, Franklin and Alpha Sub, Inc., a Maryland corporation and a wholly owned subsidiary of Franklin (“Merger Sub”), pursuant to which Merger Sub will, subject to the satisfaction or waiver of the conditions of the Merger Agreement, merge with and into the Company, with the Company surviving the merger and becoming a wholly owned subsidiary of Franklin. A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K.

Forward-Looking Statements

Statements in this Form 8-K and the exhibits attached hereto and incorporated by reference herein that are not historical facts are “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. When used in this Form 8-K and the exhibits attached hereto and incorporated by reference herein, words or phrases generally written in the future tense and/or preceded by words such as “will,” “may,” “could,” “expect,” “believe,” “anticipate,” “intend,” “plan,” “seek,” “estimate,” “preliminary” or other similar words are forward-looking statements. References to “we” or “our” below refer to Legg Mason and its subsidiaries.

Various forward-looking statements in this Form 8-K and the exhibits attached hereto and incorporated by reference herein relate to the acquisition by Franklin of Legg Mason, including regarding expected scale opportunities, operating efficiencies and results, growth, client and stockholder benefits, key assumptions, timing of closing of the transaction, revenue realization, cost and expense synergies, financial benefits or returns, accretion and integration costs.

Forward-looking statements involve a number of known and unknown risks, uncertainties and other important factors, some of which are listed below, that could cause actual results and outcomes to differ materially from any future results or outcomes expressed or implied by such forward-looking statements. Important transaction-related and other risk factors that may cause such differences include: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (ii) the transaction closing conditions may not be satisfied in a timely manner or at all, including due to the failure to obtain Legg Mason stockholder approval and regulatory and client approvals; (iii) the announcement and pendency of the merger may disrupt Legg Mason’s and Franklin’s business operations (including the threatened or actual loss of employees, clients or suppliers); (iv) Legg Mason or Franklin could experience financial or other setbacks if the transaction encounters unanticipated problems; (v) anticipated benefits of the transaction, including the realization of revenue, accretion, financial benefits or returns and expense and other synergies, may not be fully realized or may take longer to realize than expected; and (vi) Legg Mason may be unable to successfully integrate Franklin’s businesses with those of Legg Mason or to integrate the businesses within the anticipated timeframe.

Other important factors that may affect our business or the combined business’ future operating results, include, but are not limited to: (i) volatility and disruption of the capital and credit markets, and adverse changes in the global economy, may significantly affect our results of operations and may put pressure on our financial results; (ii) the amount and mix of assets under management (“AUM”) are subject to significant fluctuations; (iii) the significant risk of asset volatility from changes in the global financial, equity, debt and commodity markets; (iv) harm to our, or Franklin’s, reputation may negatively impact revenues and income; (v) Legg Mason may review and pursue other strategic transactions that could pose risks to our business operations; (vi) strong competition from numerous and sometimes larger companies with competing offerings and products could limit or reduce sales of our products, potentially resulting in a decline in their market share, revenues and income; (vii) the ability to manage and grow our business and the combined business successfully can be impeded by systems and other technological limitations; (viii) dependence on key personnel could negatively affect financial performance; (ix) the businesses are subject to extensive, complex, and frequently changing rules, regulations, policies, and legal interpretations; (x) our contractual obligations may subject us to indemnification costs and liability to third parties; (xi) any significant limitation, failure or security breach of information and cyber security infrastructure, software applications, technology or other systems that are critical to operations could disrupt the businesses and harm operations and reputation; and (xii) regulatory and governmental examinations and/or investigations, litigation and the legal risks associated with the businesses, could adversely impact AUM, increase costs and negatively impact profitability and/or our future financial results. For a detailed discussion of other risk factors, please refer to the risks, uncertainties and factors described in Legg Mason’s and Franklin’s recent filings with the U.S. Securities and Exchange Commission (“SEC”), including, without limitation, each company’s most recent Annual Report on Form 10-K and subsequent periodic and current reports.

Any forward-looking statement made in this Form 8-K and the exhibits attached hereto and incorporated by reference herein speaks only as of the date on which it is made. Factors or events that could cause actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. Legg Mason and Franklin undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The exhibits listed on the Exhibit Index are incorporated herein by reference.

Exhibit Index

Exhibit No.	Description

99.1	Joint Press Release, dated February 18, 2020 issued by Legg Mason, Inc. and Franklin Resources, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGG MASON, INC.

(Registrant)

February 18, 2020	/s/ Thomas C. Merchant

Thomas C. Merchant
Executive Vice President and General Counsel ☐